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                                                                      EXHIBIT 21

                  SUBSIDIARIES OF MIRAGE RESORTS, INCORPORATED
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AC HOLDING CORP.
a Nevada corporation

AC HOLDING CORP. II
a Nevada corporation

ATLANDIA DESIGN AND FURNISHINGS, INC.
a New Jersey corporation

THE MIRAGE CASINO-HOTEL
a Nevada corporation
dba The Mirage

GNS FINANCE CORP.
a Nevada corporation

CAL INVESTMENTS, INC.
a Nevada corporation

GNLV, CORP.
a Nevada corporation
dba Golden Nugget

GNLV FINANCE CORP.
a Nevada corporation

THE MIRAGE-GOLDEN NUGGET LATIN AMERICA, LTD.
a Nevada corporation

GNRM, CORP.
a Nevada corporation

GOLDEN NUGGET (ASIA) LTD.
a Nevada corporation

THE MIRAGE-GOLDEN NUGGET HONG KONG, LTD.
a Nevada corporation

GOLDEN NUGGET AVIATION CORP.
a Nevada corporation

GOLDEN NUGGET MANUFACTURING CORP.*
a Nevada corporation

GNL, CORP.
a Nevada corporation
dba Golden Nugget-Laughlin

MIRAGE HAWAII MARKETING CORP.
a Nevada corporation

MIRAGE INDONESIA MARKETING CORP., LTD.
a Nevada corporation

TREASURE ISLAND CORP.**
a Nevada corporation
dba Treasure Island at The Mirage

SHADOW CREEK
a Nevada corporation

SNAK, CORP.
a Nevada corporation

GOLDEN NUGGET MARKETING CORP.
a Mississippi corporation

GOLDEN NUGGET MARKETING CORP.
a Georgia corporation

MIRAGE NORTHWEST, INC.
a Nevada corporation

GNLV MARKETING CORP. -- CANADA
a Nevada corporation

M.I.R. TRAVEL
a Nevada corporation

THE MIRAGE-GOLDEN NUGGET SINGAPORE, LTD.
a Nevada corporation

GOLDEN NUGGET MARKETING CORP.
a California corporation

GOLDEN NUGGET MARKETING CORP.
a Louisiana corporation

GN MARKETING CORP.
a New York corporation

GOLDEN NUGGET MARKETING CORP.
a Pennsylvania corporation

GOLDEN NUGGET MARKETING CORP.
a Texas corporation

GOLDEN NUGGET MARKETING CORP. -- ILLINOIS a Nevada corporation

TYOH ADVERTISING, INC.
a Nevada corporation

MH, INC.**
a Nevada corporation
dba Shadow Creek

SEE SAW SIGN CORP. ***
a Nevada corporation

MIRAGE SPORTS
a Nevada corporation

THE MIRAGE-GOLDEN NUGGET TAIWAN, LTD.
a Nevada corporation

GOLDEN NUGGET FINANCE CORP.
a Nevada corporation

MIRAGE MIDWEST, INC.
a Nevada corporation

TREASURE ISLAND FINANCE CORP.****
a Nevada corporation

MIRAGE RIVERBOATS OF ILLINOIS, INC.
an Illinois corporation

MCH HOLDING CORP. **
a Nevada corporation

GNLV HOLDING CORP.*
a Nevada corporation

BELLAGIO
a Nevada corporation

MIRAGE LAUNDRY SERVICES CORP.
a Nevada corporation

MIRAGE CONNECTICUT, INC.
a Connecticut corporation

MIRAGE ARGENTINA, INC.
a Nevada corporation

TREASURE ISLAND PRODUCTIONS, INC.*****
a Nevada corporation

GOLDEN NUGGET EXPERIENCE CORP.*
a Nevada corporation

EGARIM, INC.
an Alabama corporation

MIRAGE RIVERBOATS OF INDIANA, INC.
an Indiana corporation

MIRAGE BUENOS AIRES, INC.
a Nevada corporation

GOLDEN NUGGET LAWRENCEBURG, INC.
an Indiana corporation

THREE RIVERS PLANNING CORP.
a Pennsylvania corporation

SHCR CORP.
a Texas corporation

MRGS CORP.******
a Nevada corporation

MIRAGE BRIDGEPORT, INC.
a Connecticut corporation

MIRAGE FLORIDA, INC.
a Florida corporation

GOLDEN NUGGET-LOUISIANA, INC.
a Louisiana corporation

LV CONCRETE CORP.
a Nevada corporation

BUNGALOW, INC.
a Mississippi corporation

GOLDEN NUGGET BILOXI, INC.*
a Mississippi corporation

MIRAGE RESORTS OF MARYLAND, INC.
a Maryland corporation

MAC, CORP.
a New Jersey corporation

MIRAGE SOUTH CHINA, INC.
a Nevada corporation

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*      100% of the voting securities are owned by GNLV, CORP.
**     100% of the voting securities are owned by THE MIRAGE CASINO-HOTEL.
***    100% of the voting securities are owned by TYOH Advertising, Inc.
****   100% of the voting securities are owned by GNS FINANCE CORP.
***** 100% of the voting securities are owned by Treasure Island Corp. ****** 100% of the voting securities are owned by Bellagio.